UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2017

Commission File Number of Issuing Entity: 000-20787-07

Central Index Key Number of Issuing Entity:  0001003509

AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Number of Depositor/Registrant: 333-113579-02	Commission File Number of Depositor/Registrant: 333-113579-01

Central Index Key Number of Depositor/Registrant: 0001283434	Central Index Key Number of Depositor/Registrant: 0001283435

AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION III LLC	AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION IV LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)	(Exact Name of Depositor/Registrant as Specified in its Charter)

Delaware	20-0942395	Delaware	20-0942445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

4315 South 2700 West, Room 1100 Mail Stop 02-01-46A Salt Lake City, Utah 84184 (801) 945-5648	4315 South 2700 West, Room 1100 Mail Stop 02-01-46B Salt Lake City, Utah 84184 (801) 945-2068
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrants’ Principal Executive Offices)

N/A (Former Name or Former Address, if Changed Since Last Report)	N/A (Former Name or Former Address, if Changed Since Last Report)

Central Index Key Number of Sponsor: 0000949348	Central Index Key Number of Sponsor: 0001647722

AMERICAN EXPRESS CENTURION BANK	AMERICAN EXPRESS BANK, FSB

(Exact Name of Sponsor as Specified in its Charter)	(Exact Name of Sponsor as Specified in its Charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On May 22, 2017, American Express Receivables Financing Corporation III LLC (“RFC III”) and American Express Receivables Financing Corporation IV LLC (“RFC IV” and, together with RFC III, the “Transferors”), American Express Centurion Bank (“Centurion”), American Express Bank, FSB (“FSB”) and American Express Travel Related Services Company, Inc. (“TRS”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Deutsche Bank Securities Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters (collectively, the “Underwriters”), with respect to the issuance and sale of Class A 1.64% Asset Backed Certificates, Series 2017-4 (the “Class A Certificates”), expected to be issued by the American Express Credit Account Master Trust (the “Trust”) on or about May 30, 2017 (the “Closing Date”). The Trust is also expected to issue the Class B 1.82% Asset Backed Certificates, Series 2017-4 (the “Class B Certificates” and, together with the Class A Certificates, the “Certificates”) on the Closing Date, which will be purchased directly by an affiliate of the Transferors. The Underwriting Agreement is attached hereto as Exhibit 1.1.

On the Closing Date, the Trust will supplement its Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (the “Pooling and Servicing Agreement”), with its Series 2017-4 Supplement, to be dated as of the Closing Date (the “Series 2017-4 Supplement”). An unexecuted copy of the Series 2017-4 Supplement is attached hereto as Exhibit 4.1.

In connection with the offering of the Certificates, the chief executive officer of each Transferor has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached hereto as Exhibit 36.1. The certifications are being filed on this report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 1, Exhibit 4 and Exhibit 36:

Exhibit 1.1	Underwriting Agreement, dated May 22, 2017, among the Transferors, Centurion, FSB, TRS and the Underwriters.

Exhibit 4.1	Unexecuted copy of Series 2017-4 Supplement to be dated as of May 30, 2017, supplementing the Third Amended and Restated Pooling and Servicing

Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation III LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By: /s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

American Express Receivables Financing Corporation IV LLC, as Depositor of the Trust and Co-Registrant and as Depositor on behalf of the Trust

By: /s/ Denise D. Roberts
Name:	Denise D. Roberts
Title:	President

Date: May 23, 2017

EXHIBIT INDEX

Exhibit	Description

Exhibit 1.1	Underwriting Agreement, dated May 22, 2017, among the Transferors, Centurion, FSB, TRS and the Underwriters.

Exhibit 4.1	Unexecuted copy of Series 2017-4 Supplement to be dated as of May 30, 2017, supplementing the Third Amended and Restated Pooling and Servicing Agreement, dated as of July 20, 2016, as amended from time to time (incorporated herein by reference to Exhibit 4.1 to the Form 8-K filed with the Securities Exchange Commission on July 21, 2016).

Exhibit 36.1	Depositor Certification for Shelf Offerings of Asset-Backed Securities.